UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2009

TRANSATLANTIC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10545	13-3355897
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification Number)
Incorporation)

80 Pine Street, New York, New York		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 365-2200

NONE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     In connection with the amendment and restatement of the existing certificate of incorporation (such amendment and restatement, the “New Charter”) of Transatlantic Holdings, Inc. (the "Company"), the June 10, 2009 secondary public offering by American International Group, Inc and one of its subsidiaries (together, “AIG”) of 29.9 million shares of the Company's common stock, and the Company’s new status as an independent company, the Board of Directors of the Company (the “Board”) undertook a review of the Company’s existing by-laws (the “Existing By-Laws”). As a result of its review, on July 23, 2009, the Board adopted and approved an amendment and restatement of the Existing By-Laws (such amendment and restatement, the “New By-Laws”), to become effective upon the effectiveness of the New Charter, which is expected to occur in the third quarter of 2009 after satisfying certain legal requirements.

     The following discussion is a comparison of certain material provisions of the Existing By-Laws and the New ByLaws. The following description is qualified in its entirety by reference to the full text of the New By-Laws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Registered Office and Other Offices

     The Existing By-Laws do not provide for the registered office or registered agent of the Company. The New By-Laws will provide for the location of the registered office and name of the registered agent of the Company. The New By-Laws will also allow the Board to determine that the Company may have other offices, both within and without the state of Delaware.

Location of Stockholder Meetings

     The Existing By-Laws provide that annual meetings and special meetings of stockholders may be held within or without the state of Delaware as designated by the Board. While the New By-Laws will contain a similar statement they also provide that if the location of a stockholders’ meeting has not been designated by the Board, then such stockholders’ meeting will be held at the principal executive offices of the Company. Furthermore, the New By-Laws will note that in lieu of holding a meeting at a designated place, in accordance with Delaware law, a meeting may be held solely by means of remote communication.

Special Meetings of Stockholders

     General

     The Existing By-Laws provide that the President or the Board may call special meetings of the stockholders. The New By-Laws will provide that special meetings of the stockholders may be called by (i) the Chairman of the Board, (ii) the Lead Director, if any (as defined in the New By-Laws), (iii) the Board or a committee of the Board which has been authorized to call such a meeting, or (iv) the President. Like the Existing By-Laws, the New By-Laws will provide that a special meeting shall be called by the Secretary upon the written request of the holders of twenty-five percent of the voting power of the issued and outstanding capital stock of the Company.

     Demand Record Date

     The Existing By-Laws do not contain procedures for setting a record date to determine the stockholders entitled to demand a special meeting. The New By-Laws will provide that in order that the Company may determine the stockholders entitled to demand a special meeting, the Board may fix a record date to determine the stockholders entitled to make such demand (the “Demand Record Date”). Such date shall not precede the date upon which the resolution fixing the Demand Record Date is adopted by the Board and shall not be more than 10 days after the date of such resolution. In the event that a stockholder requests that the Board set a Demand Record Date, and the Board fails to set a Demand Record Date within 10 days after the date such request was received by the Secretary of the Company, the Demand Record Date shall be the 10th day after the date on which such written request was received by the Secretary.

     Demand for Special Meeting

     The Existing By-Laws require stockholders requesting a special meeting to provide certain information about themselves and the purpose of the special meeting. The New By-Laws will require stockholders demanding a special meeting to provide additional information in connection with such demand. These provisions require stockholders to provide information in such demand similar to that required by the advance notice by-laws (as discussed below). To be valid a stockholder demand must be made in writing and sent to the Secretary of the Company not earlier than the close of business on the Demand Record Date and not later than the close of business on the 70th day following the Demand Record Date.

     Date of Special Meeting

     The Existing By-Laws provide that special meetings of stockholders are to be held at such date, time and place either within or without the State of Delaware as stated in the notice of the meeting. The New By-Laws will provide that the date of a special meeting of stockholders shall be set by the person or persons calling such special meeting. In the event that a special meeting of stockholders is called by the Secretary upon the demand of the stockholders the New By-Laws will provide that such meeting shall be held on such date as determined by the Board, however, such date cannot be more than 60 days or less than 10 days after the record date for the stockholders entitled to vote at the special meeting. In the event that the Board fails to designate a date for the special meeting within 10 days after the demand of the requisite stockholders is received by the Secretary then such special meeting shall be held on the 100th day after receipt of such notice by the Secretary.

Notice of Stockholder Meeting

     The Existing By-Laws and the New By-Laws contain similar provisions regarding the notice required for stockholders’ meetings, with the exception that under the New By-Laws such notice must indicate the record date for determining stockholders entitled to vote thereat if such record date differs from the record date for determining stockholders entitled to notice of the meeting. The notice provisions have been further revised in the New By-Laws to clarify when notice will be deemed to have been given to stockholders depending on the manner in which the notice was sent to the stockholders.

Advance Notice Provisions for Election of Directors and for Business to be Transacted at Stockholders’ Meetings

     While both the Existing By-Laws and the New By-Laws contain provisions relating to the ability of a stockholder to introduce business and nominate directors at meetings of stockholders, such provisions will be expanded in the New By-Laws. Among other things, the advance notice provisions have been revised so that separate provisions govern (i) the proposal of Board nominees and (ii) the proposal of other business. Additionally, the New By-Laws require a stockholder making a proposal at a meeting or nominating directors to provide additional information about itself and its ownership of the Company securities (including derivative securities) and agreements and arrangements relating to the Company securities.

     The Existing By-Laws provide that a stockholder’s notice of its intention to introduce business at any meeting or to nominate directors for election must be delivered to the Secretary of the Company at its principal executive offices not less than 90 nor more than 120 days prior to the date of the meeting. The New By-Laws will require such stockholders’ notice to be received by the Secretary of the Company at its principal executive office (i) in the case of an annual meeting, not earlier than the close of business on the 90th day and not later than the close of business on the 60th day prior to the first anniversary of the preceding year’s annual meeting, subject to certain exceptions and (ii) in the case of a special meeting called for the purpose of electing directors, not later than the close of business on the 10th day following the earlier of the date on which notice of the date of the special meeting was mailed or publicly announced. As a result of these changes, pursuant to the New By-Laws, proposals by stockholders intended to be presented at the 2010 annual meeting of stockholders (other than proposals to be included in the Company’s proxy statement for the 2010 annual meeting pursuant to Rule 14a-8, for which the time period has not changed), must be received by the Secretary not earlier than February 20, 2010 and not later than the close of business on March 22, 2010. Previously the period was between January 21, 2010 and February 20, 2010.

Organization of Stockholder Meetings

     The Existing By-Laws provide that the Chairman will preside over meetings of the stockholders, or in the absence of the Chairman, stockholders’ meetings shall be presided over by the following people which are listed in order of priority: the President, a Vice-President, a chairman designated by the Board or a chairman chosen at such meeting. The New By-Laws will provide that at any time the Chairman of the Board is an officer of the Company, the Board shall elect one independent director to act as the lead director (the “Lead Director”). Such Lead Director will serve as the next in line of succession to preside over meetings of the stockholders in the absence of the Chairman of the Board. Otherwise the provisions governing the organization of stockholder meetings are the same under the Existing By-Laws and the New By-Laws.

Stockholder Voting

     The Existing By-Laws which state that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The New By-Laws will provide that directors shall be elected by a “majority of the votes cast” – which means that the number of shares properly voted “for” a director exceeds the number of votes cast properly “against” that director – except in the case of a contested election, in which case directors shall be elected by a plurality of the votes cast.

List of Stockholders Entitled to Vote

     The New By-Laws will contain clarifying provisions regarding the list of stockholders entitled to vote at a meeting of the stockholders. For example, the New By-Laws will provide that (i) if the record date for determining the stockholders entitled to vote is less than ten days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date and (ii) the list of stockholders must be made available, either on a reasonably accessible electronic network or at the principal executive offices of the Company.

Board Powers; Number; Qualifications

     The Existing By-Laws provide that the number of directors may be set from time to time by the Board. The New ByLaws will provide that the number of directors may be set from time to time by the Board but the Board cannot consist of fewer than three or more than twelve directors. Currently the Board is set at eight directors.

Director Election; Term of Office

     The Existing By-Laws provide that any director or the entire Board may be removed with or without cause, by the majority of the shares then entitled to vote at an election of directors. Since provisions relating to the removal of directors are included in the New Charter, such provisions have been deleted from the New By-Laws.

Board Leadership

     The Existing By-Laws do not contain provisions regarding Board leadership. The New By-Laws provide that the Chairman of the Board may, but need not be, an officer of the Company. The New By-Laws provide for the creation of a Lead Director position if at any time the Chairman of the Board is the President or another officer of the Company, which Lead Director is to be elected by the majority vote of the independent directors of the Board. The New By-Laws address the duties, power, and removal of the Chairman and the Lead Director.

Special Board Meetings

     The Existing By-Laws provide that the President or the Secretary upon the written request of any two directors may call special meetings of the Board. The New By-Laws will allow special meetings of the Board to be called by the Chairman, the Lead Director, or the President and by the Secretary upon the written request of any two directors.

Compensation of Directors

     The Existing By-Laws provide that the Board had the authority to fix the compensation of all directors. However, the power of the Board to fix the compensation of directors has been limited to independent directors in the New By-Laws.

Committees of the Board

     The Existing By-Laws contain a list of powers which committees of the Board do not have the authority to exercise. The New By-Laws will streamline such list and will provide that a committee may not (i) approve or adopt, or recommend to the stockholders any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to the stockholders for approval or (ii) adopt, amend or repeal the New By-Laws.

Stock Certificates and Uncertificated Shares

     The provisions of the Existing By-Laws relating to stock certificates will be expanded. The New By-Laws specifically provide that shares of the Company stock can be either certificated or uncertificated.

Transfers of Stock

     The Existing By-Laws do not contain provisions relating to the transfer of stock. The New By-Laws will contain procedures regarding stock transfers.

Fixing the Record Date

     The Existing By-Laws provide that in order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix in advance a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. In the event the Board fails to set a record date, (i) the record date for determining stockholders entitled to notice of and to vote at any meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is expressed; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

     The New By-Laws will contain similar provisions but clarify that if the Board so fixes a record date for notice of any meeting of stockholders, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. The New By-Laws will also provide that in order for the Company to determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board. In the event that a stockholder requests that the Board set a record date, and the Board fails to set a record date within 10 days after the date such request was received by the Secretary of the Company, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken, is received by the Secretary. If no record date has been fixed by the Board and prior action by the Board is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board adopts the resolution taking such prior action.

Registered Stockholders

     The Existing By-Laws do not contain a provision regarding registered stockholders. A provision has been added to New By-Laws providing that the Company shall be entitled to recognize the exclusive right of a person registered on its records as the owner of shares of stock to receive dividends and to vote as such owner and shall not be required to recognize any interest in such shares of stock on the part of any other person.

Indemnification of Directors, Officers, Employees and other Agents:

     The Existing By-Laws provide that the Company shall indemnify, to the full extent of the law, any person made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director, officer or employee of the Company or services or served at the request of the Company any other enterprise as a director, officer, employee of agent.

     The New By-Laws will provide for additional provisions relating to the indemnification of directors, officers, employees and other agents. In particular, such provisions (i) have been revised to track the language of the DGCL, (ii) provide that the rights of indemnitees to indemnification and advancement of expenses are contract rights and vest at the time such person becomes a director or officer of the Company, (iii) specify that the right to indemnification shall be a vested contract right and any amendment to the indemnification provisions of the New By-Laws shall not affect the right to indemnification retroactively, (iv) set forth terms governing claims against the Company for indemnification or advancement of expenses, (v) describe how to make a determination that a person is entitled to indemnification, (vi) note that indemnification and advancement of expenses are not exclusive rights, (vii) grant the Company the ability to purchase insurance for directors, officers, employees or agents of the Company or such persons working for another entity on behalf of the Company, and (viii) provide for the severability of any invalid indemnification provision from any valid provision of the New By-Laws.

Interested Directors

     Since the Company is no longer controlled by AIG, the provisions regarding the treatment of contracts or transactions between the Company and one or more of its directors and officers, or an entity in which one or more of the Company’s directors or officers have an interest are no longer included in the New By-Laws.

Amendment of By-Laws

     While the Existing By-Laws state that the by-laws may be amended or repealed, or new by-laws adopted by the Board or the stockholders, the New By-Laws clarify that any amendments thereto require the affirmative vote of stockholders holding at least a majority of the voting power of all of the outstanding capital stock of the Company entitled to vote or a majority of the Board.

Other Modifications

     There are additional technical changes to the Existing By-Laws including, among other things, correction of typographical errors and clarifications of language.

ITEM 5.05.	AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

     The Board also undertook a review of the Company’s existing Director, Executive Officer and Senior Financial Officer Code of Business Conduct and Ethics (the “Existing Code of Business Conduct”). As a result of its review, on July 23, 2009, the Board adopted and approved an amendment and restatement of the Existing Code of Business Conduct (such amendment and restatement, the “New Code of Business Conduct”), effective as of July 23, 2009.

     The following discussion is a comparison of certain material provisions of the Existing Code of Business Conduct and the New Code of Business Conduct. The following description is qualified in its entirety by reference to the full text of the New Code of Business Conduct, a copy of which is attached hereto as Exhibit 14.1 and is incorporated herein by reference.

The Existing Code of Business Conduct has been amended so that the New Code of Business Conduct will:

  provide that directors, executive officers and senior financial officers should bring questions regarding the New Code of Business Conduct to the audit committee of the Board (the “Audit Committee”);

  expand on the provisions relating to conflicts of interest to (i) define “immediate family members” and (ii) set forth the most common conflicts of interests from which directors, officers, and employees should refrain;

  expand the definition of what constitutes a corporate opportunity;

  provide that certain instances of non-compliance with the New Code of Business Conduct be brought to the attention of the Audit Committee;

  delete provisions relating to insider trading and instead refer to the Insider Trading Policy of the Company;

  provide that waiver of the New Code of Business Conduct be granted by the Audit Committee (rather than by the Nominating and Corporate Governance Committee of the Board); and

  include provisions regarding the reporting of any illegal or unethical behavior.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

Exhibit
No.	Description
3.2	Amended and Restated By-Laws of Transatlantic Holdings, Inc.

14.1	Amended Director, Executive Officer and Senior Financial Officer Code of Business Conduct and Ethics

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC.
(Registrant)

By:	/s/ Gary A. Schwartz
Gary A. Schwartz
Senior Vice President & General Counsel

Date: July 24, 2009

Exhibit Index

Exhibit
No.	Description
3.2	Amended and Restated By-Laws of Transatlantic Holdings, Inc.

14.1	Amended Director, Executive Officer and Senior Financial Officer Code of Business Conduct and Ethics